EXHIBIT 32.1

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002(18 USC 1350)

In connection with the Annual Report on Form 10-KSB/A of Tree Top Industries, Inc. (the "Company") for the year ended December 31, 2006, as filed with the Securities and "Exchange Commission on the date hereof (the "Report"),

I, David Reichman, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2007	/s/ David Reichman
David Reichman
Chief Executive Officer and Chief Financial Officer (principal executive and financial officer)

This certification accompanies this report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.